December 3, 2018

ULTIMUS MANAGERS TRUST

WAVELENGTH INTEREST RATE NEUTRAL FUND

Supplement to the Statement of Additional Information (“SAI”)

Dated September 28, 2018

This supplement updates certain information contained in the SAI for the Wavelength Interest Rate Neutral Fund (the “Fund”). For more information or to obtain a copy of the Fund’s Prospectus or SAI, free of charge, please contact the Fund toll free at 1-866-896-9292.

The following changes are made in the section entitled “GENERAL INFORMATION.”

The following disclosure replaces, in its entirety, the first bullet point in the subsection entitled “Portfolio Holdings Disclosure Policy” starting on page 43 of the SAI:

•	Public disclosure regarding Portfolio Securities is made:

o	The Fund generally will publicly disclose information regarding Portfolio Securities daily, in a complete and uncertified schedule or a list of top 10 holdings, posted on the Fund’s website or in advertising material that is posted on the Fund’s website. This information is generally available within a one-day period following the calculation of the net asset value of the Fund and will remain available until the posting of the next daily Portfolio Securities report.

o	In the Fund’s Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q (“Official Reports”), which are available on the SEC’s website at http://www.sec.gov.

Investors should retain this supplement for future reference.